UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________
FORM 8-K

________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 23, 2025

________________________________________________________________________________________________
Foghorn Therapeutics Inc.
(Exact name of registrant as specified in its charter)

________________________________________________________________________________________________

Delaware	001-39634	47-5271393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Technology Square, Ste 700
Cambridge,	MA	02139
(Address of principal executive offices)		(Zip Code)
(Registrant’s telephone number, including area code): (617) 586-3100
Not Applicable
(Former name or former address, if changed since last report)

________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	FHTX	The Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01     Notice of Delisting or Failure to Satisfy a Continued Listing rule or Standard; Transfer of Listing.

On January 23, 2025, Foghorn Therapeutics Inc. (the “Company”) received a notice (the “Notice”) from the Nasdaq Stock Market LLC (the “Nasdaq”) notifying the Company that it no longer complies with Nasdaq’s audit committee requirements as set forth in Nasdaq Listing Rule 5605. Nasdaq Listing Rule 5605 requires, among other things, that each listed company must have an audit committee comprised of at least three members, each of whom must meet certain independence and other qualifications as set forth in such rule.

As a result of the previously reported resignation of Adam M. Koppel, M.D., Ph.D. from the Board of Directors of the Company (the “Board”) and Audit Committee of the Board (the “Audit Committee”) effective December 29, 2024, there is a vacancy on the Company's Audit Committee and the Audit Committee is currently comprised of only two qualified directors.

The Notice further states that pursuant to Nasdaq Listing Rule 5605(c)(4), Nasdaq will provide a cure period in order to regain compliance with Listing Rule 5605, which cure period will expire upon (i) the earlier of the Company’s next annual shareholders meeting or December 29, 2025; or (ii) if the next annual shareholders meeting is held before June 27, 2025, then the Company must evidence compliance no later than June 27, 2025.

The Board intends to appoint a new or existing independent Board member to the Audit Committee and expects to be compliant with the Audit Committee composition requirements of Nasdaq Listing Rule 5605 by or before the end of the cure period described above.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOGHORN THERAPEUTICS INC.
By:	/s/ Kristian Humer
Kristian Humer
Chief Financial Officer

Date: January 24, 2025